                                  EXHIBIT 10(i)

                                RATE SCHEDULE QNT
                       QUICK NOTICE TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT

                            CONTRACT NO. T-FTS-013967
                                         ------------

     THIS AGREEMENT is made effective as of the 1st day of December, 1995, by and between:

     TRUNKLINE GAS COMPANY, (hereinafter called "Trunkline"), a Delaware Corporation,

                                       and

     THE PEOPLES GAS LIGHT AND COKE COMPANY
    (hereinafter called "Shipper").

Shipper represents and warrants that Shipper conforms to the requirements of 18 C.F.R.

Section 284.102    (284B - Intrastate Pipelines or
                         Local Distribution Companies)           ----------

Section 284.222     (284G - Interstate Pipelines)                ----------

Section 284.223     (284G - Others)                                   X
                                                                 ----------

In consideration of the mutual covenants and agreements as herein set forth, both Trunkline and Shipper covenant and agree as follows:

                               ARTICLE 1 - SERVICE

     Trunkline agrees to receive at the Points of Receipt and deliver at the Points of Delivery, on a firm basis, Quantities of Natural Gas up to the following daily Quantity (Dt), which shall constitute the Maximum Daily
Quantity:

                                 150,000  (Dt).
                                 --------------

     The Maximum Daily Quantity is stated in delivered Quantities, for which received Quantities must be adjusted for fuel usage and lost or unaccounted for Gas as set out in the then-effective, applicable rates and charges under Trunkline's Rate Schedule QNT.

QUICK NOTICE TRANSPORTATION SERVICE
FORM OF SERVICE AGREEMENT


SHIPPER

Billing:       THE PEOPLES GAS LIGHT AND COKE COMPANY
                    122 S. MICHIGAN AVE., ROOM 915

                    CHICAGO        , IL   60603
                    Attn:  MR. ECKHARD BLAUMUELLER               312-431-7057


Nomination and      THE PEOPLES GAS LIGHT AND COKE COMPANY
Scheduling:  (1)    122 S. MICHIGAN
                    ROOM 915
                    CHICAGO        , IL   60603-6156
                    Attn:  JERRY SLECHTA                         312-431-4362



All Other:          THE PEOPLES GAS LIGHT AND COKE COMPANY
                    122 S. MICHIGAN AVE., ROOM 915

                    CHICAGO        , IL 60603
                    Attn:  MR. ECKHARD BLAUMUELLER               312-431-7057









(1) Please provide street address in addition to mailing address.

                       QUICK NOTICE TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT


     IN WITNESS WHEREOF, both Trunkline and Shipper have caused this Agreement to be executed in several counterparts by their respective officers or other persons duly authorized to do so.


THE PEOPLES GAS LIGHT AND COKE COMPANY


By:       /s/ Thomas M. Patrick
          --------------------------------

Title:    Vice President
          --------------------------------

EXECUTED ---------------------------------


TRUNKLINE GAS COMPANY

By:       /s/ G. Rana
          --------------------------------

Title:    --------------------------------

EXECUTED  --------------------------------

                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT


                                    EXHIBIT A
                            Transportation Agreement
                                       For
                                  Firm Service
                             Under Rate Schedule QNT

                           Primary Points of Delivery

Seq.                                                             Meter
No.  Delivered To             Location       County    State       No.    MDDO
---  ------------------       ----------     ------    -----     ------   ------
1    MIDWESTERN GAS TRA       16 21N 13W     VERMIL      IL      80014    150000

                            Description of Facilities

                                                       Atmos.
Seq.      Existing/                Operated and        Pres.
No.       Proposed       Zone      Maintained by       (Psia)
---       --------       ----      -------------       ------
1         EXISTING       Z-2       TRUNKLINE GAS       14.40

                          Secondary Points of Delivery

Shipper shall have the secondary Points of Delivery as set forth in Section 2.3 of Trunkline's Rate Schedule QNT.

                           FIRM TRANSPORTATION SERVICE
                            FORM OF SERVICE AGREEMENT


                                    EXHIBIT A
                            Transportation Agreement
                                       For
                                  Firm Service
                             Under Rate Schedule QNT

                            Primary Points of Receipt


Seq.                                                        Meter
No.  Delivered To        Location       County    State       No.      MDDO
---  ---------------     ----------     ------    -----     -----     ------
1    CONSUMERS POWER     11 38N 07E     ELKHAR      IL      80001     150000

                            Description of Facilities

                                                            Atmos.
Seq.           Existing/                Operated and        Pres.
No.            Proposed       Zone      Maintained by       (Psia)
---            --------       ----      -------------       ------

1              EXISTING       Z-2       TRUNKLINE GAS       14.40

                           Secondary Points of Receipt

Shipper shall have the secondary Points of Receipt as set forth in Section 2.2 of Trunkline's Rate Schedule QNT.